CERTIFICATIONS

I, John Fonseca, certify that:
1.   I have reviewed this report on Form 10-Q of TMP Inland Empire VI, Ltd.;

2.   Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in  this  report,  fairly  present  in all  material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.   The  registrant's  other  certifying  officer  and  I are  responsible  for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules  13a-15(e) and  15d-15(e))  for the registrant and we have:

                a.    Designed such disclosure  controls and procedures,  or
                      caused such disclosure controls and procedures to be designed under our supervision,  to ensure that material information relating to the registrant,  including its consolidated
                      subsidiaries,  is made known to us by others within those
                      entities,  particularly  during the period in which this
                      report is being prepared;

                b.    Intentionally omitted;

                c.    Evaluated the  effectiveness of the registrant's  disclosure controls and procedures and presented in this report our
                      conclusions about the effectiveness of the disclosure controls and procedures,  as of the end of the period covered by
                      this report based on such evaluation; and

                d.    Disclosed in this report any change in the  registrant's
                      internal  control over  financial  reporting that occurred during the registrant's most recent fiscal quarter that has materially affected,  or is reasonably likely to materially affect, the registrant's internal control over financial
                      reporting; and

5.   The registrant's  other certifying  officer and I have disclosed,  based on our most recent evaluation of internal control over financial reporting, to the registrant's  auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

               a.    All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant
                     ’s ability to record, process, summarize and report
                     financial information; and

                b.    Any fraud,  whether or not  material,  that involves
                      management or other  employees who have a significant role in the registrant's internal control over financial reporting.

Date: May 20, 2005                           By:
                                                                                          John Fonseca